                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):        April 25, 2003
                                                 -------------------------------


                       MOUNTAINBANK FINANCIAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          NORTH CAROLINA                  000-32547               56-2237240
--------------------------------------------------------------------------------
   (State or other jurisdiction          (Commission            (IRS Employer
         of incorporation)               File Number)        Identification No.)


   201 Wren Drive Hendersonville, North Carolina                    28792
--------------------------------------------------------------------------------
      (Address of principal executive offices)                   (Zip Code)

 Registrant's telephone number, including area code:       (828) 693-7376
                                                    ----------------------------

Item 7.       Financial Statements and Exhibits.

(c)    Exhibits. The following exhibit is being filed with this Report:

Exhibit No.                         Exhibit Description

    99           Copy of our press release dated April 25, 2003



Item 9.       Regulation FD Disclosure

 (Being furnished under Item 12. Results of Operations and Financial Condition.)

       On April 25, 2003, we announced our results of operations for the quarter ended March 31, 2003. A copy of our press release is attached as Exhibit 99 to this Report and is incorporated by reference into this Report.

       Our press release announced our net income for the first quarter of 2003, and the percentage increase in net income as compared to the same period in 2002, computed according to generally accepted accounting principles in the United States ("GAAP"). Our press release also described our net income, and the percentage increase, excluding a non-recurring expense we recognized during the first quarter of 2003 related to a proposed acquisition that was not consummated. The presentation of net income before a non-recurring expense is not in conformity with GAAP. However, since the particular expense we described was a one-time charge, we believe the non-GAAP financial measure in our press release provides useful information to investors regarding our first-quarter financial performance and results of operations.

                  Disclosures About Forward Looking Statements

     The discussions included in this Report and its exhibits may contain forward looking statements within the meaning of the Private Securities Litigation Act of 1995, including Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Those statements involve known and unknown risks, uncertainties and other factors that may cause our actual results to differ materially. For the purposes of these discussions, any statements that are not statements of historical fact may be considered to be forward looking statements. Those statements are often characterized by the use of qualifying words such as "expects," "anticipates," "believes," "estimates," "plans," "projects," or other statements concerning our opinions or judgments and those of our management about future events. The accuracy of those forward looking statements could be affected by various factors, including but not limited to the financial success or changing conditions or strategies of our customers or vendors, fluctuations in interest rates, actions of government regulators, the availability of capital and personnel or general economic conditions.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, we have duly caused this Report to be signed on our behalf by our undersigned officer thereunto duly authorized.

                                             MOUNTAINBANK FINANCIAL CORPORATION
                                                         (Registrant)


Date:   May 1, 2003                          By:   /s/ Gregory L. Gibson
                                                 -------------------------------
                                                       Gregory B. Gibson
                                                       Chief Financial Officer